                                                                               .
                                                                               .
                                                                               .

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                    1,555,647.61
Available Funds:
     Contract Payments due and received in this period                                                                7,898,130.44
     Contract Payments due in prior period(s) and received in this period                                               500,666.09
     Contract Payments received in this period for next period                                                          535,050.82
     Sales, Use and Property Tax, Maintenance, Late Charges                                                             260,282.86
     Prepayment Amounts related to early termination in this period                                                   1,159,636.19
     Servicer Advance                                                                                                 1,097,721.55
     Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
     Transfer from Reserve Accounts                                                                                       9,864.93
     Interest earned on Collection Account                                                                                4,669.77
     Interest earned on Affiliated Account                                                                                1,378.55
     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                              0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
       contract)                                                                                                              0.00
     Due from Bank of America Derivative Settlement                                                                           0.00
     Any other amounts                                                                                                        0.00
                                                                                                                     -------------
Total Available Funds                                                                                                13,023,048.81
Less: Amounts to be Retained in Collection Account                                                                    1,795,517.06
                                                                                                                     -------------
AMOUNT TO BE DISTRIBUTED                                                                                             11,227,531.75
                                                                                                                     =============
DISTRIBUTION OF FUNDS:
     1.   To Trustee -  Fees                                                                                                  0.00
     2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    500,666.09
     3.   To Bank of America Derivative Settlement                                                                      299,608.99
     4.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                                    8,111,953.99
                a) Class A2a Principal (distributed after A1 Note matures) and Interest                                  30,211.81
                a) Class A2b Principal (distributed after A1 Note matures) and Interest                                  40,833.33
                a) Class A3a Principal (distributed after A2 Note matures) and Interest                                 287,207.67
                a) Class A3b Principal (distributed after A2 Note matures) and Interest                                 258,000.00
                b) Class B Principal and Interest                                                                       156,504.50
                c) Class C Principal and Interest                                                                       320,541.05
                d) Class D Principal and Interest                                                                       206,617.80
                e) Class E Principal and Interest                                                                       288,796.77
     5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
     6.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                          187,463.44
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               0.00
                c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                9,864.93
     7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                    266,331.18
     8.   To Servicer, Servicing Fee and other Servicing Compensations                                                  262,930.20
                                                                                                                     -------------
TOTAL FUNDS DISTRIBUTED                                                                                              11,227,531.75
                                                                                                                     =============
                                                                                                                     -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            1,795,517.06
                                                                                                                     =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                   $11,560,273.87
     - Add Investment Earnings                                                                                            9,864.93
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                         0.00
     - Less Distribution to Certificate Account                                                                           9,864.93
                                                                                                                     -------------
End of period balance                                                                                               $11,560,273.87
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $11,560,273.87
                                                                                                                     =============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                           309,376,822.55
                     Pool B                                            59,691,985.35
                                                                      --------------
                                                                                                          369,068,807.90

Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                         552,354.72
Class A Monthly Interest - Pool B                                         106,572.79

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                      5,973,174.61
Class A Monthly Principal - Pool B                                      2,096,104.68
                                                                      --------------
                                                                                                            8,069,279.29

Ending Principal Balance of the Class A Notes

                     Pool A                                           303,403,647.94
                     Pool B                                            57,595,880.67
                                                                      --------------                      --------------
                                                                                                          360,999,528.61
                                                                                                          ==============

-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $406,920,000                    Original Face $406,920,000                                Balance Factor
       $ 1.619305                                    $ 19.830137                                          88.715111%
-----------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                           33,868,807.90
                    Class A2a                                          25,000,000.00
                    Class A2b                                          25,000,000.00
                    Class A3a                                         199,200,000.00
                    Class A3b                                          86,000,000.00
                                                                      --------------
Class A Monthly Interest                                                                                  369,068,807.90
                    Class A1 (Actual Number Days/360)                      42,674.70
                    Class A2a (Actual Number Days/360)                     30,211.81
                    Class A2b                                              40,833.33
                    Class A3a (Actual Number Days/360)                    287,207.67
                    Class A3b                                             258,000.00
                                                                      --------------
Class A Monthly Principal
                    Class A1                                            8,069,279.29
                    Class A2a                                                   0.00
                    Class A2b                                                   0.00
                    Class A3a                                                   0.00
                    Class A3b                                                   0.00
                                                                      --------------
                                                                                                            8,069,279.29
Ending Principal Balance of the Class A Notes
                    Class A1                                           25,799,528.61
                    Class A2a                                          25,000,000.00
                    Class A2b                                          25,000,000.00
                    Class A3a                                         199,200,000.00
                    Class A3b                                          86,000,000.00
                                                                                                          --------------
                                                                                                          360,999,528.61
                                                                                                          ==============

Class A1

-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $71,720,000                     Original Face $71,720,000                                 Balance Factor
       $ 0.595018                                    $ 112.510866                                         35.972572%
-----------------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                                             5,276,406.05
                     Pool B                                             1,018,043.79
                                                                        ------------
                                                                                                            6,294,449.84
Class B Overdue Interest, if any                                                0.00
Class B Monthly Interest - Pool A                                          15,829.22
Class B Monthly Interest - Pool B                                           3,054.13
Class B Overdue Principal, if any                                               0.00
Class B Monthly Principal - Pool A                                        101,872.19
Class B Monthly Principal - Pool B                                         35,748.96
                                                                        ------------
                                                                                                              137,621.15
Ending Principal Balance of the Class B Notes
                     Pool A                                             5,174,533.86
                     Pool B                                               982,294.83
                                                                        ------------                        ------------
                                                                                                            6,156,828.69
                                                                                                            ============

-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $6,940,000                 Original Face $6,940,000                           Balance Factor
       $ 2.720944                               $ 19.830137                                   88.715111%
-----------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                                            10,545,209.20
                     Pool B                                             2,034,620.65
                                                                       -------------
                                                                                                           12,579,829.85
Class C Overdue Interest, if any                                                0.00
Class C Monthly Interest - Pool A                                          38,138.51
Class C Monthly Interest - Pool B                                           7,358.54
Class C Overdue Principal, if any                                               0.00
Class C Monthly Principal - Pool A                                        203,597.59
Class C Monthly Principal - Pool B                                         71,446.41
                                                                       -------------
                                                                                                              275,044.00
Ending Principal Balance of the Class C Notes
                     Pool A                                            10,341,611.61
                     Pool B                                             1,963,174.24
                                                                       -------------                       -------------
                                                                                                           12,304,785.85
                                                                                                           =============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                         Ending Principal
Original Face $13,870,000                  Original Face $13,870,000                          Balance Factor
       $ 3.280249                                 $ 19.830137                                   88.715111%
-------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                                             7,032,673.77
                     Pool B                                             1,356,902.75
                                                                        ------------
                                                                                                            8,389,576.52
Class D Overdue Interest, if any                                                0.00
Class D Monthly Interest - Pool A (Actual Number Days/360)                 19,438.51
Class D Monthly Interest - Pool B (Actual Number Days/360)                  3,750.52
Class D Overdue Principal, if any                                               0.00
Class D Monthly Principal - Pool A                                        135,780.66
Class D Monthly Principal - Pool B                                         47,648.11
                                                                        ------------
                                                                                                              183,428.77
Ending Principal Balance of the Class D Notes
                     Pool A                                             6,896,893.11
                     Pool B                                             1,309,254.64
                                                                        ------------                        ------------
                                                                                                            8,206,147.75
                                                                                                            ============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                         Ending Principal
Original Face $9,250,000                   Original Face $9,250,000                           Balance Factor
       $ 2.506922                                 $ 19.830137                                   88.715111%
-------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                     Pool A                                             8,788,941.48
                     Pool B                                             1,695,761.69
                                                                        ------------
                                                                                                           10,484,703.17
Class E Overdue Interest, if any                                                0.00
Class E Monthly Interest - Pool A (Actual Number Days/360)                 49,927.29
Class E Monthly Interest - Pool B (Actual Number Days/360)                  9,633.10
Class E Overdue Principal, if any                                               0.00
Class E Monthly Principal - Pool A                                        169,689.12
Class E Monthly Principal - Pool B                                         59,547.26
                                                                        ------------
                                                                                                              229,236.38
Ending Principal Balance of the Class E Notes
                     Pool A                                             8,619,252.36
                     Pool B                                             1,636,214.43
                                                                        ------------                       -------------
                                                                                                           10,255,466.79
                                                                                                           =============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                         Ending Principal
Original Face $11,560,000                  Original Face $11,560,000                          Balance Factor
       $ 5.152283                                 $ 19.830137                                   88.715111%
-------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
               Pool A                                                  11,377,024.07
               Pool B                                                   2,493,930.77
                                                                       -------------
                                                                                                           13,870,954.84
Residual Interest - Pool A                                                158,743.11
Residual Interest - Pool B                                                 28,720.33
Residual Principal - Pool A                                                     0.00
Residual Principal - Pool B                                                     0.00
                                                                       -------------
                                                                                                                    0.00
Ending Residual Principal Balance
               Pool A                                                  11,377,024.07
               Pool B                                                   2,493,930.77
                                                                       -------------                       -------------
                                                                                                           13,870,954.84
                                                                                                           =============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                             262,930.20
 - Servicer Advances reimbursement                                                                            500,666.09
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            266,331.18
                                                                                                            ------------
Total amounts due to Servicer                                                                               1,029,927.47
                                                                                                            ============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  352,397,077.15

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                 6,584,114.17

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
          ending of the related Collection Period                                                                     345,812,962.98
                                                                                                                      ==============

       Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                             5,410,093.14

          - Principal portion of Prepayment Amounts                                                  1,174,021.03

                                                                                                     ------------
                                           Total Decline in Aggregate Discounted Contract Balance    6,584,114.17
                                                                                                     ============

POOL B

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                   68,291,244.97

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                 2,310,495.41

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
          ending of the related Collection Period                                                                      65,980,749.56
                                                                                                                      ==============

       Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            2,259,372.44

          - Principal portion of Prepayment Amounts                                                     51,122.97
                                                                                                     ------------
                                           Total Decline in Aggregate Discounted Contract Balance    2,310,495.41
                                                                                                     ============
                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     411,793,712.54
                                                                                                                      ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                                  Predecessor
                                                                          Discounted          Predecessor         Discounted
Lease #               Lessee Name                                        Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
                        NONE

                                                                         -------------                          ---------------
                                                               Totals:   $        0.00                          $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                               $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ---               --------

POOL B

                                                                                                                  Predecessor
                                                                          Discounted          Predecessor          Discounted
Lease #               Lessee Name                                        Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
                        NONE

                                                                         -------------                          ---------------
                                                               Totals:   $        0.00                          $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $          0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                             $ 83,139,258.99
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED \(>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ---               --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING

                                                                                                                  Predecessor
                                                                          Discounted          Predecessor          Discounted
Lease #               Lessee Name                                        Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
                        NONE                                                                                    $          0.00

                                                                         -------------                          ---------------
                                                               Totals:   $        0.00                          $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                            0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                               $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ---               --------

       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                                          Discounted          Predecessor          Discounted
Lease #               Lessee Name                                        Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
                         None

                                                                         -------------                          ---------------
                                                               Totals:   $        0.00                          $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $          0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                             $ 83,139,258.99
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ---               --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
      This Month                                        3,618,717.33        This Month                      411,793,712.54
      1 Month Prior                                     1,380,590.27        1 Month Prior                   420,688,322.12
      2 Months Prior                                    2,889,227.23        2 Months Prior                  432,350,464.93

      Total                                             7,888,534.83        Total                         1,264,832,499.59

      A) 3 MONTH AVERAGE                                2,629,511.61        B) 3 MONTH AVERAGE              421,610,833.20

      c) a/b                                                    0.62%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                          Yes____            No   X
                                                                                                                                ----

3.    Restricting Event Check

      A. A Delinquency Condition exists for current
         period?                                                                                          Yes____            No   X
                                                                                                                                ----
      B. An Indenture Event of Default has occurred
         and is then continuing?                                                                          Yes____            No   X
                                                                                                                                ----

4.    Has a Servicer Event of Default occurred?                                                           Yes____            No   X
                                                                                                                                ----

5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                                    Yes____            No   X
                                                                                                                                ----
      B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or
         obligation not remedied within 90 days?                                                          Yes____            No   X
                                                                                                                               ----
      C. As of any Determination date, the sum of
         all defaulted contracts since the Closing
         date exceeds 6% of the ADCB on the
         Closing Date?                                                                                    Yes____            No   X
                                                                                                                                ----

6.    Aggregate Discounted Contract Balance at
      Closing Date                                                                                        Balance   $ 454,734,535.69
                                                                                                                    ----------------

      DELINQUENT LEASE SUMMARY

                                                       Current Pool
      Days Past Due                                       Balance           # Leases
      -------------                                    -------------        --------
       31 - 60                                         23,239,388.04           47
       61 - 90                                            410,964.75           14
      91 - 180                                          3,618,717.33           33